CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SkyBridge Wireless, Inc. (the “company”) on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Wheeler, acting in my capacity as Chief Executive Officer and Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: November 14, 2005	SkyBridge Wireless, Inc. BY: /s/ James Wheeler —————————————— James Wheeler Chief Executive Officer Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to SkyBridge Wireless, Inc. and will be retained by SkyBridge Wireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.